UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2013

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 8.01. OTHER EVENTS

On October 24, 2013, Suburban Propane Partners, L.P. (the “Partnership”) issued a press release (the “Press Release”) announcing its Fiscal 2013 Fourth Quarter Distribution Declaration. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated October 24, 2013, announcing the Fiscal 2013 Fourth Quarter Distribution Declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2013	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ MICHAEL A. STIVALA
Name: Michael A. Stivala
Title: Chief Financial Officer

EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Suburban Propane Partners, L.P. dated October 24, 2013, announcing the 2013 Fourth Quarter Distribution Declaration.